                               Table of Contents

                                        OVERVIEW
                          LETTER TO SHAREHOLDERS       1
                               ECONOMIC SNAPSHOT       2

                             PERFORMANCE SUMMARY
                               RETURN HIGHLIGHTS       4

                           PORTFOLIO AT A GLANCE
                                  CREDIT QUALITY       5
                      SIX-MONTH DIVIDEND HISTORY       5
                                TOP FIVE SECTORS       6
   NET ASSET VALUE AND COMMON SHARE MARKET PRICE       6
                Q&A WITH YOUR PORTFOLIO MANAGERS       7
                               GLOSSARY OF TERMS       9

                                  BY THE NUMBERS
                         YOUR FUND'S INVESTMENTS      10
                            FINANCIAL STATEMENTS      19
                   NOTES TO FINANCIAL STATEMENTS      24



       BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      29

Regardless of the market environment, your investment goals don't go away.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
January 17, 2003

Dear Shareholder,

During the bull market of the 1990s, many investors ignored what investment risk really means: the possibility of losing money. Instead, investors came to define risk as "more reward."

Today, it's clear that for many people, the pendulum has swung to the opposite extreme. Many are reluctant to enter the market, stick with their long-term plans, or assume prudent levels of risk. Not knowing what action to take, many investors are taking none.

Regardless of how you define risk and regardless of the market environment, your investment goals don't go away. Parents will want to send children to college, retirees will want to enjoy their golden years, and families will want to purchase homes. And history bears out that a prudent investment may be one of the best ways to get there.

How can you reconcile the reality of market risk with the
                  pursuit of your long-term investment goals? At Van Kampen, we believe that diversification and asset allocation are the best strategies for managing the market's ups and downs. That's why
Van Kampen offers a full range of fund choices. We encourage you to work with your advisor to make sure that you have an asset allocation that's suitable for you.

As we enter a new year, all of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you enjoy life's true wealth.

Sincerely,

[SIG]
David M. Swanson
Chief Operating Officer
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIC DATA RELEASED IN DECEMBER 2002 SEEMED TO SUGGEST THE ECONOMY WAS EMERGING FROM ITS AUTUMN SOFT SPOT. RETAIL SALES AND INDUSTRIAL PRODUCTION RECORDED GAINS THAT SURPASSED EXPECTATIONS. BOTH NEW AND EXISTING HOME SALES CONTINUED TO REMAIN AT HISTORICALLY HIGH LEVELS. EVEN THE BELEAGUERED MANUFACTURING SECTOR ENJOYED SOME GOOD NEWS: THE INSTITUTE OF SUPPLY MANAGEMENT REPORTED THAT NEW ORDERS WERE SO ROBUST, THEY REGISTERED THE LARGEST MONTHLY INCREASE SINCE 1980. EQUALLY ENCOURAGING, INFLATION PRESSURES REMAINED STABLE THROUGHOUT THE REPORTING PERIOD--DESPITE RISING OIL PRICES.

AGAINST THIS BACKDROP, THE FEDERAL RESERVE MAINTAINED ITS ACCOMMODATIVE MONETARY POLICY WHICH, AS A RESULT, ALLOWED INTEREST RATES TO CONTINUE HOVERING AT THE LOWEST LEVELS IN DECADES.

YET, POCKETS OF WEAKNESS PERSISTED. DECEMBER'S JOB LOSSES WERE THE STRONGEST RECORDED IN RECENT MONTHS, CAUSING INVESTORS TO QUESTION THE SUSTAINABILITY OF ECONOMIC ACTIVITY MOVING FORWARD.

FURTHER CLOUDING THE ECONOMIC HORIZON, THE DOLLAR MOVED LOWER AS TRADERS AND INVESTORS QUESTIONED THE NEWLY APPOINTED TREASURY SECRETARY'S COMMITMENT TO A STRONG DOLLAR. WHILE THE DECLINING DOLLAR SEEMED LIKE ANOTHER DARK CLOUD, A POSSIBLE SILVER LINING REMAINS: DOLLAR WEAKNESS COULD TRANSLATE INTO IMPROVED EXPORTS IN 2003, FURTHER SUPPORTING ECONOMIC GROWTH.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 2000--December 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 00                                                                            1.1%
Mar 01                                                                           -0.6%
Jun 01                                                                           -1.6%
Sep 01                                                                           -0.3%
Dec 01                                                                            2.7%
Mar 02                                                                            5.0%
Jun 02                                                                            1.3%
Sep 02                                                                            4.0%
Dec 02                                                                            0.7%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 2000--December 31, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50
                                                                            1.75                               1.60
                                                                            1.75                               1.20
Jun 02                                                                      1.75                               1.10
                                                                            1.75                               1.50
                                                                            1.75                               1.80
Sep 02                                                                      1.75                               1.50
                                                                            1.75                               2.00
                                                                            1.25                               2.20
Dec 02                                                                      1.25                               2.40

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of December 31, 2002)

------------------------------
NYSE Ticker Symbol - VBF
------------------------------

-----------------------------------------------------------------------
Six-month total return(1)                                     3.13%
-----------------------------------------------------------------------
One-year total return(1)                                      2.47%
-----------------------------------------------------------------------
Five-year average annual total return(1)                      5.07%
-----------------------------------------------------------------------
Ten-year average annual total return(1)                       6.96%
-----------------------------------------------------------------------

Distribution rate as a % of closing common share market
price(2)                                                      6.83%
-----------------------------------------------------------------------
Net asset value                                              $18.98
-----------------------------------------------------------------------
Closing common share market price                            $18.45
-----------------------------------------------------------------------
Six-month high common share market price (08/20/02)          $18.90
-----------------------------------------------------------------------
Six-month low common share market price (10/28/02)           $17.38
-----------------------------------------------------------------------

(1) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(2) Distribution rate represents the annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

    Past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and Fund shares, when sold, may be worth more or less than their original cost. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

                                                 PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)


As of December 31, 2002
- AAA/Aaa............   6.3%   [PIE CHART]
- AA/Aa..............   8.8%
- A/A................  29.4%
- BBB/Baa............  53.6%
- BB/Ba..............   1.8%
- B/B................   0.1%
As of June 30, 2002
- AAA/Aaa............   5.9%   [PIE CHART]
- AA/Aa..............   8.0%
- A/A................  29.3%
- BBB/Baa............  53.2%
- BB/Ba..............   2.7%
- B/B................   0.9%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending December 31, 2002)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
9/02                                                                            $0.315
12/02                                                                           $0.315

The dividend history represents dividends that were paid on the fund and is no guarantee of the fund's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)

[BAR GRAPH]

                                                                     DECEMBER 31, 2002                    JUNE 30, 2002
                                                                     -----------------                    -------------
Life Insurance                                                              9.4%                               8.8%
Captive Finance                                                             8.8%                               9.4%
Telecommunications                                                          7.2%                               6.3%
Government & Government Agency                                              6.1%                               5.6%
Media-Cable                                                                 5.5%                               5.1%

Subject to change daily.

NET ASSET VALUE AND COMMON SHARE MARKET PRICE

(based upon quarter-end values--December 1992 through December 2002)

[LINE GRAPH]

                                                                      NET ASSET VALUE               COMMON SHARE MARKET PRICE
                                                                      ---------------               -------------------------
12/92                                                                     20.0500                            20.2500
                                                                          20.9400                            20.7500
                                                                          21.3300                            20.7500
                                                                          21.9500                            20.8750
12/93                                                                     21.2900                            20.3750
                                                                          20.1200                            18.0000
                                                                          19.0700                            18.1250
                                                                          18.7900                            17.1250
12/94                                                                     18.5900                            16.7500
                                                                          19.3000                            18.2500
                                                                          20.4100                            19.1250
                                                                          20.5700                            19.0000
12/95                                                                     21.2700                            19.6250
                                                                          20.1800                            19.3750
                                                                          19.9700                            18.1250
                                                                          19.9500                            18.7500
12/96                                                                     20.3400                            18.7500
                                                                          19.7800                            18.7694
                                                                          20.2800                            19.2500
                                                                          20.7700                            19.7500
12/97                                                                     20.9100                            20.8125
                                                                          20.9200                            20.3750
                                                                          21.1600                            19.6875
                                                                          21.3500                            19.8125
12/98                                                                     21.0900                            20.0625
                                                                          20.4000                            19.2500
                                                                          19.5900                            17.8750
                                                                          19.3100                            16.3750
12/99                                                                     18.9800                            15.6875
                                                                          18.9800                            16.0625
                                                                          18.7000                            16.7500
                                                                          18.9200                            17.0625
12/00                                                                     19.2900                            17.4375
                                                                          19.5700                            18.5000
                                                                          19.4100                            19.1500
                                                                          19.7000                            19.6000
12/01                                                                     19.7100                            19.2700
                                                                          19.0800                            18.0000
                                                                          18.8400                            18.5000
                                                                          18.6800                            18.5000
12/02                                                                     18.9800                            18.4500

The solid line above represents the fund's net asset value (NAV), which indicates overall changes in value among the fund's underlying securities. The fund's common share market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAM FOR THE VAN KAMPEN BOND FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2002. THE FUND IS MANAGED BY THE ADVISER'S TAXABLE FIXED-INCOME TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE DAVID S. HOROWITZ, EXECUTIVE DIRECTOR AND GORDON
W. LOERY, EXECUTIVE DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change without notice at any time.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST SIX MONTHS?

A   The U.S. credit markets were
highly volatile during the last six months of 2002. They entered the period reeling from a series of widely publicized corporate-governance and accounting scandals that included two of the largest bankruptcies in U.S. history. At the same time, continued weakness in the U.S. economy led to ongoing disappointments in corporate profits. This put further pressure on corporate yield spreads, which reached a high of 217 basis points by the end of September.

    The fourth quarter proved to be a somewhat more rewarding time for corporate bond investors. Like the equity markets, the corporate bond markets began to rally as investor confidence began to reassert itself. Spreads narrowed somewhat, though by the end of the period they remained wide by historical standards.

Q   HOW DID THE FUND PERFORM IN
    THIS ENVIRONMENT?

A   For the six-month period ended
December 31, 2002, the fund generated a total return of 3.13 percent, based on common share market price. The fund's return reflects a decrease in common share market price from $18.50 per share on June 30, 2002, to $18.45 per share on December 31, 2002. The fund's quarterly dividend of $0.3150 per share translates to a distribution rate of 6.83 percent based on the fund's closing common share market price on December 31, 2002. Of course, past performance is no guarantee of future results. Investment return, share price and net asset value will fluctuate and fund shares, when sold, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers BBB Corporate Bond Index posted a total return of 8.02 percent for the same period. The Lehman Brothers BBB Corporate Bond Index is a broad-based, unmanaged index, which reflects the performance of corporate bonds. Its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT WERE THE KEY DRIVERS OF
    THE FUND'S RELATIVE PERFORMANCE?

A   The fund's performance suffered
somewhat from its exposure to underperforming bonds in the utilities sector. We recognized that the sector was headed for difficulties and began paring the portfolio's exposure there. We were especially concerned about accounting irregularities and some of the companies' trading operations. Unfortunately, we were not able to reduce the fund's holdings in time to protect it from problems at a few of these companies.

Q   WHAT STRATEGIES DID YOU USE TO
    MANAGE THE FUND?

A   One of our primary strategies was
to align the portfolio in an effort to protect shareholders from continued volatility in the markets. In keeping with our strategy earlier in the year, we took actions to maintain the relatively high credit quality of the portfolio in order to contain the risk of adverse credit events. We also reduced the fund's duration in order to protect shareholders from potential negative movements in interest rates.

    As mentioned, we also reduced the portfolio's exposure to utilities. In their stead, we boosted the fund's holdings of financials and food bonds. Financials are generally strong defensive plays, and our analysts were able to locate several attractively-priced issues in that sector. Food and pharmaceuticals are also fairly defensive plays since the demand for their products exists independent of economic cycles.

Q   WHAT IS YOUR OUTLOOK FOR THE
    FUND AND THE MARKETS IN THE COMING MONTHS?

A   Economically speaking, we expect
2003 to be a more stable year. We do not expect any more wild gyrations in the economy, and look forward to greater investor confidence on the credit side of the fixed-income markets. Inflation is likely to remain a non-issue in the U.S.

    As a result of these factors, yield spreads between government and higher-risk sectors are likely to move closer to historic levels over the course of the year. While it's impossible to say when this will happen, it is also likely that interest rates will trend moderately upward once the Fed believes the economy has turned the corner. We will continue to monitor the economy and the markets closely for opportunities.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BOND: A debt security issued by a government or corporation that pays the bondholder a stated rate of interest and repays the principal at the maturity date.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, Moody's from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread; the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality ones. Normally, lower-quality issues provide higher yields to compensate investors for their additional credit risk.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent, large swings in price.

YIELD: The annual rate of return on an investment, expressed as a percentage.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

December 31, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                      COUPON          MATURITY            VALUE
          CORPORATE BONDS  91.7%
          AEROSPACE & DEFENSE  1.7%
$  175    Lockheed Martin Corp. ..........  7.750%         05/01/26         $    213,286
 1,000    Lockheed Martin Corp. ..........  8.500          12/01/29            1,345,845
   875    Raytheon Co. ...................  8.300          03/01/10            1,041,506
   880    United Technologies Corp. ......  6.100          05/15/12              985,710
                                                                            ------------
                                                                               3,586,347
                                                                            ------------
          AIRLINES  0.7%
   381    Continental Airlines, Inc. .....  6.545          08/02/20              330,992
   102    Continental Airlines, Inc. .....  6.648          03/15/19               89,170
 1,180    Continental Airlines, Inc. .....  6.900          01/02/18            1,033,919
                                                                            ------------
                                                                               1,454,081
                                                                            ------------
          AUTOMOTIVE  4.5%
   385    ArvinMeritor, Inc. .............  6.625          06/15/07              385,125
   755    ArvinMeritor, Inc. (a)..........  8.750          03/01/12              798,139
 2,000    Daimler Chrysler NA
          Holding (a).....................  7.375          09/15/06            2,203,820
   250    Daimler Chrysler NA Holding.....  8.500          01/18/31              308,612
 1,070    Dana Corp. .....................  7.000          03/01/29              759,700
 1,110    Dana Corp. (a)..................  9.000          08/15/11            1,076,700
 4,810    Ford Motor Co. (a)..............  7.450          07/16/31            4,195,325
                                                                            ------------
                                                                               9,727,421
                                                                            ------------
          BANKING  5.3%
   650    Bank One Corp. .................  7.625          10/15/26              786,277
   220    Bank One Corp. .................  8.000          04/29/27              277,047
 2,110    Citigroup, Inc. ................  5.625          08/27/12            2,222,763
 1,240    Citigroup, Inc. ................  6.000          02/21/12            1,363,189
    75    Citigroup, Inc. ................  6.625          06/15/32               82,157
 3,340    J.P. Morgan Chase & Co. ........  6.750          02/01/11            3,637,006
 1,690    MBNA American Bank NA (b).......  6.500          06/20/06            1,789,524
   400    MBNA American Bank NA...........  7.125          11/15/12              419,347
   925    Washington Mutual Bank FA.......  5.500          01/15/13              944,848
                                                                            ------------
                                                                              11,522,158
                                                                            ------------
          BEVERAGE  0.2%
   495    PepsiAmericas, Inc. ............  3.875          09/12/07              503,517
                                                                            ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2002 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                      COUPON          MATURITY            VALUE
          BROKERAGE  3.1%
$1,960    Goldman Sachs Group, Inc. ......  6.875%         01/15/11         $  2,191,251
 1,000    Goldman Sachs Group, Inc. ......  7.800          01/28/10            1,165,181
 2,000    Lehman Brothers Holdings,
          Inc. ...........................  8.500          05/01/07            2,351,778
   450    World Financial Prop., 144A--
          Private Placement (c)...........  6.910          09/01/13              479,685
   492    World Financial Prop., 144A--
          Private Placement (c)...........  6.950          09/01/13              525,267
                                                                            ------------
                                                                               6,713,162
                                                                            ------------
          BUILDING MATERIALS  1.2%
   750    Centex Corp. (a)................  7.500          01/15/12              835,525
   385    Centex Corp. (a)................  7.875          02/01/11              434,424
   515    Masco Corp. ....................  6.500          08/15/32              531,167
   700    Mohawk Industries, Inc. ........  7.200          04/15/12              787,911
                                                                            ------------
                                                                               2,589,027
                                                                            ------------
          CAPTIVE FINANCE  8.6%
   235    Boeing Capital Corp. ...........  5.800          01/15/13              238,459
   510    Boeing Capital Corp. ...........  6.100          03/01/11              529,674
   265    Boeing Capital Corp. ...........  6.500          02/15/12              283,034
   180    Case Credit Corp. (a)...........  6.125          02/15/03              178,841
 2,335    Ford Motor Credit Co. (a).......  7.250          10/25/11            2,272,485
 1,870    General Electric Capital
          Corp. ..........................  6.750          03/15/32            2,074,410
 1,895    General Motors Acceptance
          Corp. ..........................  6.875          09/15/11            1,892,864
 3,085    General Motors Acceptance
          Corp. ..........................  8.000          11/01/31            3,110,535
 2,000    Heller Financial, Inc. .........  6.375          03/15/06            2,218,816
 1,555    Household Finance Corp. ........  6.750          05/15/11            1,660,581
 1,000    Household Finance Corp. ........  7.875          03/01/07            1,118,042
   150    Household Finance Corp. ........  8.000          07/15/10              169,697
 2,500    International Lease Finance
          Corp. ..........................  8.375          12/15/04            2,731,602
                                                                            ------------
                                                                              18,479,040
                                                                            ------------
          CONGLOMERATES  1.8%
 1,275    Cooper Industries, Inc. ........  5.250          07/01/07            1,331,599
 2,445    Honeywell International,
          Inc. ...........................  6.125          11/01/11            2,659,940
                                                                            ------------
                                                                               3,991,539
                                                                            ------------
          CONSTRUCTION MACHINERY  0.6%
   300    Case Corp. (a)..................  6.250          12/01/03              291,077
 1,015    Kennametal, Inc. ...............  7.200          06/15/12            1,078,842
                                                                            ------------
                                                                               1,369,919
                                                                            ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2002 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                      COUPON          MATURITY            VALUE
          CONSUMER PRODUCTS  0.6%
$1,270    Monsanto Co. ...................  7.375%         08/15/12         $  1,371,556
                                                                            ------------

          ELECTRIC  3.4%
   310    Alliant Energy Resources,
          Inc. ...........................  7.000          12/01/11              303,860
   625    Cincinnati Gas & Electric
          Co. ............................  5.700          09/15/12              641,844
   865    Detroit Edison Co. (a)..........  6.125          10/01/10              954,241
   960    Duquesne Light Co. .............  6.700          04/15/12            1,095,198
   585    Exelon Corp. ...................  6.750          05/01/11              641,579
   325    Florida Power & Light...........  4.850          02/01/13              332,658
 1,323    Niagara Mohawk Power Corp. .....  7.625          10/01/05            1,467,185
   650    PSEG Energy Holdings, Inc. .....  8.625          02/15/08              543,386
 1,290    PSEG Energy Holdings, Inc. .....  9.125          02/10/04            1,277,499
                                                                            ------------
                                                                               7,257,450
                                                                            ------------
          ENVIRONMENTAL SERVICES  1.8%
   830    Republic Services, Inc. ........  6.750          08/15/11              908,965
 1,500    Waste Management, Inc. .........  7.000          10/15/06            1,598,452
   790    Waste Management, Inc. .........  7.000          07/15/28              783,944
   550    Waste Management, Inc. .........  7.375          08/01/10              602,658
                                                                            ------------
                                                                               3,894,019
                                                                            ------------
          FOOD  2.0%
 2,000    ConAgra Foods, Inc. (a).........  7.500          09/15/05            2,243,084
 1,250    Safeway, Inc. ..................  5.800          08/15/12            1,310,410
   675    Smithfield Foods, Inc. .........  8.000          10/15/09              691,875
                                                                            ------------
                                                                               4,245,369
                                                                            ------------
          GAMING  2.5%
 1,730    Harrahs Operating Co., Inc. ....  8.000          02/01/11            1,998,333
   960    MGM Mirage, Inc. ...............  8.500          09/15/10            1,062,627
   180    Park Place Entertainment
          Corp. ..........................  7.500          09/01/09              185,410
 2,000    Park Place Entertainment
          Corp. ..........................  7.950          08/01/03            2,043,322
                                                                            ------------
                                                                               5,289,692
                                                                            ------------
          HEALTHCARE  4.1%
 3,205    Aetna, Inc. (a).................  7.375          03/01/06            3,477,653
   640    Amerisourcebergen Corp. (a).....  8.125          09/01/08              684,800
 1,275    Columbia/HCA, Inc. (a)..........  6.910          06/15/05            1,340,465
   450    HCA, Inc. ......................  6.300          10/01/12              454,663
 1,945    Tenet Healthcare Corp. .........  6.875          11/15/31            1,668,637
 1,130    UnitedHealth Group, Inc. .......  5.200          01/17/07            1,197,038
                                                                            ------------
                                                                               8,823,256
                                                                            ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2002 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                      COUPON          MATURITY            VALUE
          HOME CONSTRUCTION  1.2%
$2,365    Pulte Homes, Inc., 144A--
          Private Placement (c)...........  7.875%         08/01/11         $  2,628,314
                                                                            ------------

          INTEGRATED ENERGY  1.6%
   465    Conoco, Inc. ...................  6.950          04/15/29              528,717
 1,270    Constellation Energy Group......  7.600          04/01/32            1,301,929
 1,500    Tosco Corp. ....................  8.250          05/15/03            1,532,761
                                                                            ------------
                                                                               3,363,407
                                                                            ------------
          LIFE INSURANCE  9.2%
 2,195    Anthem Insurance Cos., Inc.,
          144A--Private Placement (c).....  9.125          04/01/10            2,638,267
   855    Cigna Corp. (a).................  6.375          10/15/11              858,849
 1,805    Hartford Life, Inc. ............  7.375          03/01/31            2,016,477
 2,005    Health Net, Inc. ...............  8.375          04/15/11            2,315,280
 2,900    John Hancock Co., 144A--Private
          Placement (c)...................  7.375          02/15/24            3,032,463
   475    John Hancock Financial Services,
          Inc. ...........................  5.625          12/01/08              498,627
   805    Metropolitan Life Insurance Co.,
          144A--Private Placement (c).....  7.450          11/01/23              848,100
   650    Metropolitan Life Insurance Co.,
          144A--Private Placement (c).....  7.800          11/01/25              728,132
   105    Metropolitan Life, Inc. ........  6.125          12/01/11              113,529
   585    Nationwide Financial Services,
          Inc. ...........................  6.250          11/15/11              611,124
   635    Nationwide Mutual Insurance Co.,
          144A--Private Placement (c).....  7.500          02/15/24              636,210
   440    Nationwide Mutual Insurance Co.,
          144A--Private Placement (c).....  8.250          12/01/31              463,906
   500    New England Mutual, 144A--
          Private Placement (c)...........  7.875          02/15/24              559,236
 1,070    Prudential Holdings, LLC, 144A--
          Private Placement (c)...........  7.245          12/18/23            1,225,086
 2,840    Prudential Holdings, LLC, 144A--
          Private Placement (c)...........  8.695          12/18/23            3,296,377
                                                                            ------------
                                                                              19,841,663
                                                                            ------------
          LODGING  2.7%
 1,055    Hilton Hotels Corp. ............  7.625          12/01/12            1,067,231
 1,215    Hyatt Equities LLC, 144A--
          Private Placement (c)...........  6.875          06/15/07            1,211,266
   610    Marriott International..........  8.125          04/01/05              664,069

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2002 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                      COUPON          MATURITY            VALUE
          LODGING (CONTINUED)
$  845    Marriott International..........  7.000%         01/15/08         $    948,910
   590    Starwood Hotels & Resorts,
          144A--Private Placement (c).....  7.375          05/01/07              582,625
 1,375    Starwood Hotels & Resorts,
          144A--Private Placement (c).....  7.875          05/01/12            1,368,125
                                                                            ------------
                                                                               5,842,226
                                                                            ------------
          MEDIA--CABLE  5.4%
 2,000    Comcast Cable Communications,
          Inc. (a)........................  8.125          05/01/04            2,107,340
   855    Comcast Cable Communications,
          Inc. (a)........................  8.375          05/01/07              960,332
 1,250    Cox Communications, Inc. .......  7.125          10/01/12            1,390,898
 7,000    TCI Communications, Inc. .......  9.250          01/15/23            7,186,081
                                                                            ------------
                                                                              11,644,651
                                                                            ------------
          MEDIA--NONCABLE  3.7%
   810    AOL Time Warner, Inc. ..........  6.875          05/01/12              857,217
   605    AOL Time Warner, Inc. (a).......  7.625          04/15/31              624,005
   555    Belo Corp. .....................  8.000          11/01/08              636,172
 2,500    Clear Channel Commerce,
          Inc. (a)........................  7.250          10/15/27            2,684,413
 2,880    News America Holdings, Inc. ....  8.875          04/26/23            3,203,461
                                                                            ------------
                                                                               8,005,268
                                                                            ------------
          METALS  0.5%
 1,015    Phelps Dodge Corp. .............  8.750          06/01/11            1,051,707
                                                                            ------------

          NATURAL GAS DISTRIBUTORS  0.3%
   695    Consolidated Natural Gas
          Co. (a).........................  6.250          11/01/11              753,446
                                                                            ------------

          NONCAPTIVE--CONSUMER FINANCE  1.5%
 3,075    American Express Co. (a)........  5.500          09/12/06            3,324,490
                                                                            ------------

          PAPER  1.7%
   825    International Paper, Co., 144A--
          Private Placement (c)...........  5.850          10/30/12              865,425
   995    MeadWestvaco Corp. .............  6.850          04/01/12            1,105,999
 1,615    Weyerhaeuser Co. ...............  6.750          03/15/12            1,763,943
                                                                            ------------
                                                                               3,735,367
                                                                            ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2002 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                      COUPON          MATURITY            VALUE
          PROPERTY & CASUALTY  1.4%
$2,000    Farmers Exchange Capital,
          144A--Private Placement (c).....  7.050%         07/15/28         $  1,312,030
 1,815    Farmers Insurance Exchange
          Surplus, 144A--Private
          Placement (c)...................  8.625          05/01/24            1,363,188
   255    Florida Windstorm Underwriting,
          144A--Private Placement (c).....  7.125          02/25/19              291,648
                                                                            ------------
                                                                               2,966,866
                                                                            ------------
          RAILROADS  4.2%
 1,000    CSX Corp. (a)...................  6.750          03/15/11            1,118,135
 7,000    Union Pacific Corp. ............  8.350          05/01/25            7,975,499
                                                                            ------------
                                                                               9,093,634
                                                                            ------------
          REAL ESTATE INVESTMENT TRUSTS  2.3%
 1,310    EOP Operating LP (a)............  7.500          04/19/29            1,369,393
   495    Istar Financial, Inc. ..........  8.750          08/15/08              527,376
 2,125    Simon Property Group LP.........  6.375          11/15/07            2,300,978
   110    Simon Property Group LP, 144A--
          Private Placement (c)...........  6.350          08/28/12              114,922
   585    Vornado Realty..................  5.625          06/15/07              596,658
                                                                            ------------
                                                                               4,909,327
                                                                            ------------
          REFINING  0.1%
   250    Vintage Petroleum, Inc. ........  7.875          05/15/11              245,000
                                                                            ------------

          RETAIL  3.6%
 1,440    CVS Corp. (a)...................  5.500          02/15/04            1,494,213
   250    CVS Corp. ......................  5.625          03/15/06              268,687
   270    CVS Corp., 144A--Private
          Placement (c)...................  3.875          11/01/07              274,385
   500    Federated Department Stores,
          Inc. (a)........................  6.300          04/01/09              534,200
 1,500    Federated Department Stores,
          Inc. (a)........................  6.625          09/01/08            1,663,520
 1,200    Lowe's Cos., Inc. ..............  6.500          03/15/29            1,287,740
   490    Lowe's Cos., Inc. ..............  6.875          02/15/28              547,536
   820    May Department Stores Co. ......  5.950          11/01/08              888,169
   700    May Department Stores Co. ......  6.700          09/15/28              715,335
                                                                            ------------
                                                                               7,673,785
                                                                            ------------
          SUPERMARKETS  2.1%
   500    Albertson's, Inc. ..............  7.450          08/01/29              553,899
   965    Albertson's, Inc. ..............  7.500          02/15/11            1,111,971

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2002 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                      COUPON          MATURITY            VALUE
          SUPERMARKETS (CONTINUED)
$2,035    Kroger Co. .....................  7.375%         03/01/05         $  2,210,061
   495    Kroger Co. .....................  7.500          04/01/31              555,432
                                                                            ------------
                                                                               4,431,363
                                                                            ------------
          TELECOMMUNICATIONS  7.0%
   730    Alltel Corp. ...................  7.000          07/01/12              842,788
   140    AT&T Corp. .....................  7.800          11/15/11              153,318
 2,220    AT&T Corp. .....................  8.500          11/15/31            2,455,362
   915    AT&T Wireless Services,
          Inc. (a)........................  7.875          03/01/11              921,217
   580    AT&T Wireless Services,
          Inc. (a)........................  8.750          03/01/31              570,155
   565    British Telecommunications PLC
          (United Kingdom)................  8.875          12/15/30              722,916
 5,000    Sprint Corp. ...................  9.500          04/01/03            5,088,610
 1,835    Verizon Communications, Inc. ...  6.940          04/15/28            1,932,418
 1,250    Verizon Global Funding Corp. ...  6.750          12/01/05            1,382,236
   325    Verizon Global Funding Corp. ...  7.750          12/01/30              379,897
   590    Verizon New England, Inc. ......  6.500          09/15/11              652,768
                                                                            ------------
                                                                              15,101,685
                                                                            ------------
          TRANSPORTATION SERVICES  1.1%
   120    Hertz Corp. ....................  7.400          03/01/11              113,640
 2,285    Hertz Corp. ....................  7.625          06/01/12            2,184,682
                                                                            ------------
                                                                               2,298,322
                                                                            ------------

TOTAL CORPORATE BONDS 91.7%..............................................    197,728,074
                                                                            ------------
          CONVERTIBLE CORPORATE OBLIGATION  0.1%
          TECHNOLOGY  0.1%
   325    Solectron Corp. (Convertible
          into 3,831 common shares)
          LYON............................   *             11/20/20              166,562
                                                                            ------------

          GOVERNMENT AND GOVERNMENT AGENCY
          OBLIGATIONS  5.9%
 1,400    Ontario Province (Canada).......  7.625          06/22/04            1,513,501
   500    Republic of Italy (Italy).......  5.250          04/05/06              536,879
 3,000    Saskatchewan Province
          (Canada)........................  8.000          07/15/04            3,265,776
 7,300    United States Treasury Bonds.... 10.750    02/15/03 to 05/15/03      7,532,483
                                                                            ------------

TOTAL GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS.......................     12,848,639
                                                                            ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2002 (Unaudited)

                                                                         MARKET
DESCRIPTION                                                  SHARES      VALUE

EQUITY  0.0%
TELECOMMUNICATIONS  0.0%
McLeodUSA, Inc. (970 Preferred Stock Warrants) (d)..........  970     $        339
McLeodUSA, Inc. (Preferred Stock) (d).......................  438            1,796
                                                                      ------------

TOTAL EQUITY.......................................................          2,135
                                                                      ------------

TOTAL LONG-TERM INVESTMENTS  97.7%
  (Cost $199,931,213)..............................................    210,745,410
                                                                      ------------

SHORT-TERM INVESTMENTS  0.6%
REPURCHASE AGREEMENT  0.2%
Bank of America Securities ($504,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 12/31/02,
  to be sold on 01/02/03 at $504,034)..............................        504,000
                                                                      ------------

U.S. GOVERNMENT AGENCY OBLIGATIONS  0.4%
United States Treasury Bill ($500,000 par, yielding 1.606%,
  03/27/03 maturity) (a)...........................................        498,111
United States Treasury Bill ($250,000 par, yielding 1.710%,
  01/16/03 maturity) (a)...........................................        249,822
                                                                      ------------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS...........................        747,933
                                                                      ------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $1,251,933)................................................      1,251,933
                                                                      ------------

TOTAL INVESTMENTS  98.3%
  (Cost $201,183,146)..............................................    211,997,343
OTHER ASSETS IN EXCESS OF LIABILITIES 1.7%.........................      3,699,093
                                                                      ------------

NET ASSETS 100.0%..................................................   $215,696,436
                                                                      ============

 *  Zero coupon bond

(a) Asset segregated as collateral for open futures transactions.

(b) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2002 (Unaudited)

(c) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(d) Non-income producing security.

LYON--Liquid Yield Option Note

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $201,183,146).......................  $211,997,343
Cash........................................................           953
Receivables:
  Interest..................................................     3,850,454
  Variation Margin on Futures...............................        92,094
Other.......................................................        42,794
                                                              ------------
    Total Assets............................................   215,983,638
                                                              ------------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................        88,179
  Affiliates................................................         5,800
Trustees' Deferred Compensation and Retirement Plans........       120,764
Accrued Expenses............................................        72,459
                                                              ------------
    Total Liabilities.......................................       287,202
                                                              ------------
NET ASSETS..................................................  $215,696,436
                                                              ============

NET ASSET VALUE PER COMMON SHARE ($215,696,436 divided by
  11,362,465 shares outstanding)............................  $      18.98
                                                              ============

NET ASSETS CONSIST OF:
Common Shares ($1.00 par value with 15,000,000 shares
  authorized, 11,362,465 shares issued and outstanding).....  $ 11,362,465
Capital.....................................................   207,607,803
Net Unrealized Appreciation.................................     9,885,480
Accumulated Undistributed Net Investment Income.............    (1,489,717)
Accumulated Net Realized Loss...............................   (11,669,595)
                                                              ------------
NET ASSETS..................................................  $215,696,436
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended December 31, 2002 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 6,950,087
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      518,627
Shareholder Services........................................       46,854
Custody.....................................................       12,018
Trustees' Fees and Related Expenses.........................       10,802
Legal.......................................................        8,245
Other.......................................................       85,363
                                                              -----------
    Total Expenses..........................................      681,909
    Less Credits Earned on Cash Balances....................            2
                                                              -----------
    Net Expenses............................................      681,907
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 6,268,180
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(5,800,071)
  Futures...................................................     (262,345)
                                                              -----------
Net Realized Loss...........................................   (6,062,416)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      615,636
                                                              -----------
  End of the Period:
    Investments.............................................   10,814,197
    Futures.................................................     (928,717)
                                                              -----------
                                                                9,885,480
                                                              -----------
Net Unrealized Appreciation During the Period...............    9,269,844
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 3,207,428
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 9,475,608
                                                              ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                     SIX MONTHS ENDED      YEAR ENDED
                                                     DECEMBER 31, 2002    JUNE 30, 2002
                                                     ----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................   $  6,268,180       $ 14,223,667
Net Realized Loss...................................     (6,062,416)        (2,592,988)
Net Unrealized Appreciation/Depreciation During the
  Period............................................      9,269,844         (3,734,449)
                                                       ------------       ------------
Change in Net Assets from Operations................      9,475,608          7,896,230

Distributions from Net Investment Income............     (7,157,948)       (15,054,433)
                                                       ------------       ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................      2,317,660         (7,158,203)
NET ASSETS:
Beginning of the Period.............................    213,378,776        220,536,979
                                                       ------------       ------------
End of the Period (Including accumulated
  undistributed net investment income of
  ($1,489,717) and ($599,949), respectively)........   $215,696,436       $213,378,776
                                                       ============       ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                     SIX MONTHS
                                                       ENDED
                                                    DECEMBER 31,    ------------------
                                                        2002        2002 (a)     2001
                                                    ----------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...........    $18.78        $19.41     $18.70
                                                       ------        ------     ------
  Net Investment Income............................       .55          1.26       1.40
  Net Realized and Unrealized Gain/Loss............       .28          (.56)       .68
                                                       ------        ------     ------
Total from Investment Operations...................       .83           .70       2.08
Less Distributions from Net Investment Income......       .63          1.33       1.37
                                                       ------        ------     ------
NET ASSET VALUE, END OF THE PERIOD.................    $18.98        $18.78     $19.41
                                                       ======        ======     ======
Common Share Market Price at End of the Period.....    $18.45        $18.50     $19.15
Total Return (b)...................................     3.13%*        3.50%     23.10%
Net Assets at End of the Period (In millions)......    $215.7        $213.4     $220.5
Ratio of Operating Expenses to Average Net
  Assets...........................................      .64%          .65%       .68%
Ratio of Convertible Note Expenses to Average Net
  Assets (c).......................................        --            --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................     5.87%         6.39%      7.25%
Portfolio Turnover.................................       27%*         107%        88%
Assuming full dilution of debt: (c)
  Net Asset Value, End of the Period...............        --            --         --
  Number of Shares Outstanding, End of the Period
    (000)..........................................        --            --         --

 * Non-Annualized

(a) As required, effective July 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the year ended June 30, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealized gains and losses per share by $.04 and decrease the ratio of net investment income to average net assets by .24%. Per share, ratios and supplemental data for periods prior to June 30, 2002 have not been restated to reflect this change in presentation.

(b) Total return based on common share market price assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c) On January 3, 1995, the Fund paid off its outstanding convertible extendible note.


YEAR ENDED JUNE 30,
----------------------------------------------------------------------------------
        2000     1999       1998      1997     1996      1995      1994      1993
----------------------------------------------------------------------------------
       $19.59   $ 21.16   $  20.26   $19.97   $ 20.41   $ 19.07   $ 21.33   $19.85
       ------   -------   --------   ------   -------   -------   -------   ------
         1.43      1.41       1.48     1.56      1.54      1.52      1.56     1.58
         (.93)    (1.56)       .93      .27      (.44)     1.36     (2.28)    1.55
       ------   -------   --------   ------   -------   -------   -------   ------
          .50      (.15)      2.41     1.83      1.10      2.88      (.72)    3.13
         1.39      1.42       1.51     1.54      1.54      1.54      1.54     1.65
       ------   -------   --------   ------   -------   -------   -------   ------
       $18.70   $ 19.59   $  21.16   $20.26   $ 19.97   $ 20.41   $ 19.07   $21.33
       ======   =======   ========   ======   =======   =======   =======   ======
       $16.75   $17.875   $19.6875   $19.25   $18.125   $19.125   $18.125   $20.75
        1.88%    -2.45%     10.08%   15.06%     2.61%    14.89%    -5.59%   13.76%
       $212.4   $ 222.6   $  240.4   $230.2   $ 226.9   $ 231.9   $ 216.6   $235.6
         .64%      .66%       .65%     .68%      .67%      .68%      .68%     .71%
           --        --         --       --        --      .39%      .82%     .98%
        7.48%     6.79%      7.04%    7.70%     7.47%     7.92%     7.29%    7.65%
          71%       10%        27%       8%       11%        8%        2%      19%
           --        --         --       --        --        --   $ 19.07   $21.09
           --        --         --       --        --        --    12,411   12,411

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Bond Fund (the "Fund") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek interest income while conserving capital through investing in a diversified portfolio consisting primarily of high-quality debt securities.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed securities and unlisted securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available as noted above, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At December 31, 2002, there were no when-issued or delayed delivery purchase commitments.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002 (Unaudited)

balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Premiums are amortized and discounts are accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At June 30, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $848,660, which will expire on June 30, 2009.

    At December 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $202,270,079
                                                              ============
Gross tax unrealized appreciation...........................  $ 11,806,360
Gross tax unrealized depreciation...........................    (2,079,096)
                                                              ------------
Net tax unrealized appreciation on investments..............  $  9,727,264
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays quarterly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002 (Unaudited)

    The tax character of distributions paid during the year ended June 30, 2002 was as follows:

                                                                 2002
Distributions paid from:
  Ordinary income...........................................  $15,283,368
  Long-term capital gain....................................          -0-
                                                              -----------
                                                              $15,283,368
                                                              ===========

    As of June 30, 2002, the component of distributable earnings on a tax basis was as follows:

Undistributed ordinary income...............................  $666,671

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the six months ended December 31, 2002, the Fund's custody fee was reduced by $2 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $150 million..........................................     .50%
Next $100 million...........................................     .45%
Next $100 million...........................................     .40%
Over $350 million...........................................     .35%

    For the six months ended December 31, 2002, the Fund recognized expenses of approximately $8,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates cost of such services to each fund. For the six months ended December 31, 2002, the Fund recognized expenses of approximately $9,500 representing Van Kampen Investments Inc.'s or its affiliates'

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002 (Unaudited)

(collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other" expenses on the Statement of Operations.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $60,352,870 and $55,014,012, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures on U.S. Treasury Bonds and Notes and typically closes the contract prior to delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a future commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002 (Unaudited)

variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended December 31, 2002, were as follows:

                                                              CONTRACTS
Outstanding at June 30, 2002................................      403
Futures Opened..............................................    1,093
Futures Closed..............................................   (1,130)
                                                               ------
Outstanding at December 31, 2002............................      366
                                                               ======

    The futures contracts outstanding as of December 31, 2002 and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
LONG CONTRACTS:
  2-Year U.S. Treasury Note Future, March 2003
    (Current Notional Value of $215,188 per contract).......      10         $  24,700
SHORT CONTRACTS:
  U.S. Treasury Bond Future, March 2003
    (Current Notional Value of $112,688 per contract).......     104          (263,291)
  5-Year U.S. Treasury Note Future, March 2003
    (Current Notional Value of $113,250 per contract).......     134          (293,236)
  10-Year U.S. Treasury Note Future, March 2003
    (Current Notional Value of $115,047 per contract).......     118          (396,890)
                                                                 ---         ---------
                                                                 366         $(928,717)
                                                                 ===         =========

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN BOND FUND

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND SHAREHOLDER SERVICING AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe LLP
P.O. Box 43011
Providence, Rhode Island 02940-3011


LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

    Inquiries about an investor's account should be referred to the Fund's transfer agent

                        State Street Bank and Trust Company
                                 c/o EQUISERVE LLP
                                   P.O. Box 43011
                        Providence, Rhode Island 02940-3011
                             Telephone: (800) 821-1238
                                 Alaska and Hawaii
                            Call Collect: (781) 575-2000
                      Ask for Closed-End Fund Account Services

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
VBF SAR 2/03                                                   Member NASD/SIPC.
                                                                 9463B03-AS-2/03